For the three months ended March 31, 2008, the net asset value per Common Share decreased 4.7%, while the investment return to our stockholders was negative by 7.8% . By comparison, our benchmark, the Standard & Poor’s 500 Stock Index (including income) decreased 9.5% . For the twelve months ended March 31, 2008, the return on the net asset value per Common Share was 1.8%, and the return to our stockholders was 0.8%; these compare with a return of -5.2% for the S&P 500. During each period, the discount at which our shares traded continued to fluctuate and on March 31, 2008, it was 11.9% .

As set forth in the accompanying financial statements (unaudited), as of March 31, 2008, the net assets applicable to the Company’s Common Stock were $1,139,639,679 equal to $36.10 per Common Share.

The decrease in net assets resulting from operations for the three months ended March 31, 2008 was $56,489,933. During this period, the net realized gain on securities sold was $24,976,688, and the decrease in net unrealized appreciation was $80,979,587. Net investment income for the three months was $2,487,966, and distributions to Preferred Stockholders amounted to $2,975,000.

The first quarter was the worst for stocks in six years. The market turbulence was not confined to the U.S., with world funds falling roughly 10%, on average. In the wake of surging jobless claims,

evidence of recession has become persuasive. With financial institutions de-leveraging, and households seeking to reduce their debt, the extent to which credit contraction will lead to economic contraction remains unknown.

We have utilized our relatively strong performance and sound finances to further enhance the quality of the portfolio during this period of uncertainty. While we do not anticipate a near-term solution that stabilizes housing and limits losses to lenders and owners, prices are likely to find a level, in the end, that clears the market. In time, support from exports, fiscal stimulus, continuing accommodations by the Federal Reserve, and well-maintained capital spending should facilitate economic recovery.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through March 31, 2008. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson, Chairman of the Board, President, and Chief Executive Officer

April 16, 2008

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common and preferred stocks (cost $798,402,708)		$1,277,051,011
Corporate note (cost $13,508,602)		13,509,375
Money market fund (cost $43,032,346)		43,032,346
Total investments (cost $854,943,656)		1,333,592,732
CASH, RECEIVABLES AND OTHER ASSETS
Cash	$200
Deposits with broker for options written	1,753,855
Dividends, interest and other receivables	2,429,513
Pension asset, excess funded	9,421,471
Prepaid expenses and other assets	3,278,672	16,883,711
TOTAL ASSETS		1,350,476,443
LIABILITIES
Payable for securities purchased	551,965
Preferred dividend accrued but not yet declared	231,389
Outstanding options written, at value (premium received $1,753,855) (note 1a)	2,071,000
Pension benefit liability	3,193,035
Accrued thrift plan liability	3,173,498
Accrued expenses and other liabilities	1,615,877
TOTAL LIABILITIES		10,836,764
5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
8,000,000 shares at a liquidation value of $25 per share (note 2)		200,000,000
NET ASSETS APPLICABLE TO COMMON STOCK - 31,573,058 shares (note 2)		$1,139,639,679
NET ASSET VALUE PER COMMON SHARE		$36.10
NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 31,573,058 shares at par value (note 2)	$31,573,058
Additional paid-in capital (note 2)	602,738,135
Undistributed realized gain on investments	25,074,058
Undistributed net investment income	4,016,190
Accumulated other comprehensive income (note 6)	1,112,696
Unallocated distributions on Preferred Stock	(3,206,389)
Unrealized appreciation on investments and options	478,331,931
NET ASSETS APPLICABLE TO COMMON STOCK		$1,139,639,679
(see notes to financial statements)

INCOME
Dividends (net of foreign withholding taxes of $50,024)	$5,082,449
Interest	595,600	$5,678,049

EXPENSES
Investment research	1,912,495
Administration and operations	728,409
Office space and general	306,017
Directors’ fees and expenses	72,207
Auditing and legal fees	65,145
Transfer agent, custodian and registrar fees and expenses	44,107
Stockholders’ meeting and reports	32,210
Miscellaneous taxes	29,493	3,190,083
NET INVESTMENT INCOME		2,487,966

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
Net realized gain on investments:
Long transactions (note 1b)	22,341,239
Written option transactions (note 1c)	2,635,449
Net decrease in unrealized appreciation	(80,979,587)
NET LOSS ON INVESTMENTS		(56,002,899)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,975,000)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		($56,489,933)
(see notes to financial statements)

	Three Months
	Ended	Year Ended
	March 31, 2008	December 31,
OPERATIONS	(Unaudited)	2007
Net investment income	$2,487,966	$9,782,623
Net realized gain on investments	24,976,688	175,785,885
Net decrease in unrealized appreciation	(80,979,587)	(71,533,458)
	(53,514,933)	114,035,050
Distributions to Preferred Stockholders:
From net investment income	—	(689,497)
From short-term capital gains	—	(778,809)
From long-term capital gains	—	(10,431,694)
Unallocated distributions	(2,975,000)	—
Decrease in net assets from Preferred distributions	(2,975,000)	(11,900,000)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(56,489,933)	102,135,050
OTHER COMPREHENSIVE INCOME (Adjustment to apply FAS 158 (Note 6))	4,133	456,004
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	(183,597)	(9,603,869)
From short-term capital gains	—	(10,847,882)
From long-term capital gains	(6,613,893)	(145,301,188)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	(6,797,490)	(165,752,939)
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Value of Common Shares issued in payment of dividends and distributions	—	96,902,914
Cost of Common Shares purchased	—	(30,271,148)
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS	—	66,631,766
NET INCREASE (DECREASE) IN NET ASSETS	(63,283,290)	3,469,881
NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	1,202,922,969	1,199,453,088
END OF PERIOD (including undistributed net investment income of $4,016,190 and
$1,711,821, respectively)	$1,139,639,679	$1,202,922,969

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 2008 and for each year in the five-year period ended December 31, 2007. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Three Months
	Ended
	March 31, 2008		Year Ended December 31,
	(Unaudited)	2007	2006	2005	2004	2003
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$38.10	$40.54	$39.00	$35.49	$33.11	$26.48
Net investment income	.08	.31	.34	.19	.32	.03
Net gain (loss) on investments -
realized and unrealized	(1.77)	3.39	4.72	5.85	3.48	7.72
Other comprehensive income	—	.02	.03	—	—	—
Distributions on Preferred Stock:
Dividends from net investment income	—	(.02)	(.04)	(.03)	(.09)	(.01)
Distributions from net short-term capital gains	—	(.03)	(.01)	(.08)	—	—
Distributions from net long-term capital gains	—	(.36)	(.36)	(.30)	(.32)	(.35)
Unallocated	(.09)	—	—	—	—	—
	(.09)	(.41)	(.41)	(.41)	(.41)	(.36)
Total from investment operations	(1.78)	3.31	4.68	5.63	3.39	7.39
Distributions on Common Stock:
Dividends from net investment income	(.01)	(.33)	(.29)	(.15)	(.23)	(.02)
Distributions from net short-term capital gains	—	(.38)	(.04)	(.44)	—	—
Distributions from net long-term capital gains	(.21)	(5.04)	(2.81)	(1.53)	(.78)	(.52)
	(.22)	(5.75)	(3.14)	(2.12)	(1.01)	(.54)
Capital Stock transaction -
effect of Preferred Stock offering	—	—	—	—	—	(.22)
Net asset value, end of period	$36.10	$38.10	$40.54	$39.00	$35.49	$33.11
Per share market value, end of period	$31.79	$34.70	$37.12	$34.54	$31.32	$29.73
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	(7.75)%*	8.72%	16.78%	17.40%	8.79%	27.01%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$1,139,640	$1,202,923	$1,199,453	$1,132,942	$1,036,393	$986,335
Ratio of expenses to average net assets
applicable to Common Stock	1.11%**	1.11%	1.06%	1.25%	1.15%	1.23%
Ratio of net income to average net assets
applicable to Common Stock	0.87%**	0.78%	0.86%	0.51%	0.94%	0.13%
Portfolio turnover rate	5.73%*	31.91%	19.10%	20.41%	16.71%	18.62%
PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Asset coverage	670%	701%	700%	666%	618%	593%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$23.75	$21.99	$24.44	$24.07	$24.97	$25.04
*Not annualized
**Annualized

			Value
Shares	COMMON AND PREFERRED STOCKS		(note 1a)
AEROSPACE/DEFENSE (4.9%)
600,700	Textron Inc.		$33,290,794
325,000	United Technologies Corporation		22,366,500
		(COST $52,755,356)	55,657,294
BUILDING AND REAL ESTATE (5.1%)
2,225,862	CEMEX, S.A. de C.V. ADR	(COST $29,518,057)	58,139,515
COMMUNICATIONS AND INFORMATION SERVICES (6.1%)
900,000	Cisco Systems, Inc. (a)		21,681,000
324,100	Lamar Advertising Company Class A (a)		11,644,913
800,000	QUALCOMM Incorporated		32,800,000
480,000	Sprint Nextel Corporation (a)		3,211,200
		(COST $63,613,670)	69,337,113
COMPUTER SOFTWARE AND SYSTEMS (10.0%)
700,000	Activision, Inc. (a)		19,117,000
1,500,000	Dell Inc. (a)		29,880,000
570,000	Microsoft Corporation		16,176,600
245,000	NetEase.com, Inc. (a)		4,706,450
70,000	Nintendo Co., Ltd.		36,055,600
365,000	THQ Inc. (a)		7,957,000
		(COST $97,755,877)	113,892,650
CONSUMER PRODUCTS AND SERVICES (9.5%)
350,000	Diageo plc ADR		28,462,000
385,000	Heineken N. V.		22,391,600
550,000	Hewitt Associates, Inc. Class A (a)		21,873,500
42,500	Nestle S.A.		21,033,675
200,000	PepsiCo, Inc.		14,440,000
		(COST $76,356,145)	108,200,775
ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (4.3%)
881,500	Republic Services, Inc.		25,775,060
680,000	Waste Management, Inc.		22,820,800
		(COST $39,285,764)	48,595,860
FINANCE AND INSURANCE (23.2%)
BANKING (3.6%)
300,000	M&T Bank Corporation		24,144,000
615,000	Wachovia Corporation		16,605,000
		(COST $5,352,608)	40,749,000
INSURANCE (16.7%)
330,000	The Allstate Corporation		15,859,800
450,000	American International Group, Inc.		19,462,500
325,000	Arch Capital Group Ltd. (a)		22,317,750
205,000	AXIS Capital Holdings Limited		6,965,900
200	Berkshire Hathaway Inc. Class A (a)		26,680,000
315,000	Everest Re Group, Ltd.		28,201,950
1,375,000	Fidelity National Financial, Inc.		25,203,750
265,000	MetLife, Inc.		15,968,900
275,000	PartnerRe Ltd.		20,982,500
130,000	Transatlantic Holdings, Inc.		8,625,500
		(COST $97,438,870)	190,268,550
OTHER (2.9%)
10,000	Epoch Holding Corporation Series A Convertible Preferred 4.6% (d) (f)		20,014,060
1,150,000	Nelnet, Inc.		13,512,500
		(COST $33,920,436)	33,526,560
		(COST $136,711,914)	264,544,110

			Value
Shares	COMMON AND PREFERRED STOCKS (continued)		(note 1a)
HEALTH CARE / PHARMACEUTICALS (3.3%)
80,000	Alkermes, Inc. (a)		$950,400
90,000	Biogen Idec Inc. (a)		5,552,100
529,900	Cytokinetics, Incorporated (a)		1,759,268
200,000	Genentech, Inc. (a)		16,236,000
190,000	Novo Nordisk B		13,016,900
		(COST $15,790,018)	37,514,668
MACHINERY AND EQUIPMENT (2.3%)
1,000,000	ABB Ltd. ADR	(COST $10,779,026)	26,920,000
METAL (1.6%)
321,000	Carpenter Technology Corporation	(COST $19,986,798)	17,966,370
MISCELLANEOUS (5.2%)
	Other (b)	(COST $67,296,904)	59,047,910
OIL AND NATURAL GAS (INCLUDING SERVICES) (18.6%)
600,000	Apache Corporation		72,492,000
800,000	Halliburton Company		31,464,000
700,000	Patterson-UTI Energy, Inc.		18,326,000
1,235,000	Weatherford International Ltd. (a)		89,500,450
		(COST $89,768,143)	211,782,450
RETAIL TRADE (14.5%)
575,000	Costco Wholesale Corporation		37,357,750
1,100,000	The Home Depot, Inc. (c)		30,767,000
333,100	Target Corporation		16,881,508
1,675,000	The TJX Companies, Inc.		55,392,250
470,000	Wal-Mart Stores, Inc.		24,759,600
		(COST $54,473,830)	165,158,108
TECHNOLOGY (2.6%)
1,000,000	BearingPoint, Inc. (a)		1,680,000
1,900,000	Xerox Corporation		28,443,000
		(COST $33,306,174)	30,123,000
TRANSPORTATION (0.9%)
236,100	Alexander & Baldwin, Inc.	(COST $11,005,032)	10,171,188
TOTAL COMMON AND PREFERRED STOCKS (112.1%)		(COST $798,402,708)	1,277,051,011

Principal Amount	CORPORATE NOTE
CONSUMER PRODUCTS AND SERVICES (1.2%)
$13,750,000	General Motors Nova Scotia Finance Company
	6.85% Guaranteed Notes due 10/15/08 (f)	(COST $13,508,602)	13,509,375

Shares	SHORT-TERM SECURITY AND OTHER ASSETS
43,032,346	SSgA Prime Money Market Fund (3.7%)	(COST $43,032,346)	43,032,346
TOTAL INVESTMENTS (e) (117.0%)		(COST $854,943,656)	1,333,592,732
Cash, receivables and other assets less liabilities (0.5%)			6,046,947
PREFERRED STOCK (-17.5%)			(200,000,000)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,139,639,679

(a) Non-income producing security.

(b) Securities which have been held for less than one year, not previously disclosed and not restricted.

(c) 1,000,000 shares held by custodian in a segregated custodian account as collateral for short positions and options, if any.

(d) Restricted security of an affiliate acquired 11/7/06.

(e) At March 31, 2008: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes,
    (2) aggregate gross unrealized appreciation was $534,250,373, (3) aggregate gross unrealized depreciation was $55,601,297, and
    (4) net unrealized appreciation was $478,649,076.

(f) Level 2 fair value measurement, note 8.

(see notes to financial statements)

Contracts			Value
(100 shares each)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE		(note 1a)
CALL OPTIONS
OIL AND NATURAL GAS (INCLUDING SERVICES)
1,000	Apache Corporation/April 08/$120.00		$510,000
1,000	Weatherford International Ltd./April 08/$70.00		457,000
900	Weatherford International Ltd./May 08/$70.00		594,000
		(PREMIUMS RECEIVED $1,379,249)	1,561,000

PUT OPTIONS
REAL ESTATE
750	CB Richard Ellis Group, Inc. Class A/May 08/$25.00		300,000
750	CB Richard Ellis Group, Inc. Class A/May 08/$22.50		210,000
		(PREMIUMS RECEIVED $374,606)	510,000
TOTAL OPTIONS		(PREMIUMS RECEIVED $1,753,855)	$2,071,000
(See notes to financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of March 31, 2008 and 2007 shown in the following table.

			PERCENT COMMON NET ASSETS
	MARCH 31, 2008		MARCH 31
INDUSTRY CATEGORY	COST(000)	VALUE(000)	2008	2007
Finance and Insurance
Banking	$5,353	$40,749	3.6%	7.9%
Insurance	97,439	190,269	16.7	16.8
Other	33,920	33,527	2.9	2.4
	136,712	264,545	23.2	27.1
Oil and Natural Gas (Including Services)	89,768	211,782	18.6	17.8
Retail Trade	54,474	165,158	14.5	18.2
Consumer Products and Services	89,865	121,710	10.7	7.4
Computer Software and Systems	97,756	113,893	10.0	6.1
Communications and Information Services	63,614	69,337	6.1	8.2
Miscellaneous**	67,297	59,048	5.2	4.8
Building and Real Estate	29,518	58,140	5.1	6.0
Aerospace/Defense	52,755	55,657	4.9	1.9
Environmental Control (Including Services)	39,286	48,596	4.3	4.1
Health Care
Pharmaceuticals	15,790	37,515	3.3	7.0
Medical Instruments and Devices	—	—	—	1.0
	15,790	37,515	3.3	8.0
Technology	33,306	30,123	2.6	3.1
Machinery & Equipment	10,779	26,920	2.3	1.6
Metals	19,987	17,966	1.6	—
Transportation	11,005	10,171	0.9	—
Mining	—	—	—	1.2
	811,912	1,290,561	113.3	115.5
Short-Term Securities	43,032	43,032	3.7	0.3
Total Investments	$854,944	1,333,593	117.0	115.8
Other Assets and Liabilities - Net		6,047	0.5	0.7
Preferred Stock		(200,000)	(17.5)	(16.5)
Net Assets Applicable to Common Stock		$1,139,640	100.0%	100.0%

*	Net Assets applicable to the Company’s Common Stock.
**	Securities which have been held for less than one year, not previously disclosed and not restricted.

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the
Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
a. SECURITY VALUATION Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Securities traded primarily in foreign markets are generally valued at the preceding closing price of such securities on their respective exchanges or markets. If, after the close of the foreign market, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. The restricted security is valued at par value (cost), divided by the conversion price of $6.00 multiplied by the last reported sales price of the publicly traded common stock of the corporation.

b. OPTIONS The Company may purchase and write (sell) put and call options. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities.
Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments.
The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
c. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.
d. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.
e. OTHER As is customary in the investment company industry, securities transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

2. CAPITAL STOCK - The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 31,574,058 and 31,573,058 shares were issued and outstanding, respectively, and 8,000,000 Preferred Shares were issued and outstanding on March 31, 2008.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering.
The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to
$6,700,000 and were charged to paid-in capital.
The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of
Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.
Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody’s Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the
Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company’s failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.
The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.
At all times, holders of Preferred Stock will elect two members of the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.
The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities,
which require that preferred stock for which its redemption is outside of the company’s control should be presented outside of net assets in the statement of assets and liabilities.

2. CAPITAL STOCK - (Continued from bottom of previous page.)
There were no transactions in Common Stock during the three months ended March 31, 2008. Transactions in common stock during the year ended
December 31, 2007 were as follows:

	Shares	Amount
Shares issued in payment of dividends and distributions
(includes 2,404,865 shares issued from treasury)	2,747,460	$2,747,460
Increase in paid-in capital		94,155,454
Total increase		96,902,914
Shares purchased (average discount from NAV of 10.4%)	763,600	(763,600)
Decrease in paid-in capital		(29,507,548)
Total decrease		(30,271,148)
Net increase		$66,631,766

At March 31, 2008, the Company held in its treasury 1,000 shares of Common Stock with an aggregate cost in the amount of $35,281. Distributions for tax and book purposes are substantially the same.

3. OFFICERS’ COMPENSATION - The aggregate compensation paid and accrued by the Company during the three months ended March 31, 2008 to officers (identified on back cover) amounted to $2,042,125.
4. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the three months ended
March 31, 2008 amounted to $75,801,337 and $121,879,519.
5. WRITTEN OPTIONS - Transactions in written covered call and collateralized put options during the three months ended March 31, 2008 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2007	7,500	$3,073,787	1,999	$638,671
Options written	4,855	1,746,932	3,200	965,264
Options expired	(6,000)	(2,591,125)	—	—
Options exercised	—	—	(159)	(58,304)
Options terminated in closing purchase transactions	(3,455)	(850,345)	(3,540)	(1,171,025)
Options outstanding, March 31, 2008	2,900	$1,379,249	1,500	$374,606

6. BENEFIT PLANS - The Company has funded (Qualified) and unfunded (Supplemental) noncontributory defined benefit pension plans that cover its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the three months ended March 31, 2008 were:

Service cost	$75,020
Interest cost	186,493
Expected return on plan assets	(367,184)
Amortization of prior service cost	5,523
Net periodic benefit cost (income)	($100,148)

The Company also has funded and unfunded defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the three months ended March 31, 2008 was $117,849. The unfunded liability at March 31, 2008 was $3,173,498.

The Company applies the recognition provisions of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards
No. 158 “Employers’Accounting for Defined Benefit Pension and Other Postretirement Plans” which requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the statement of assets and liabilities and to recognize changes in funded status in the year in which the changes occur through other comprehensive income.
7. OPERATING LEASE COMMITMENT - In June 2007, the Company entered into an operating lease agreement for office space which expires in February
2018 and provides for future rental payments in the aggregate amount of approximately $10.8 million. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $179,800 for the three months ended March 31, 2008.
Minimum rental commitments under the operating lease are approximately $0.9 million in 2008, $1.0 million per annum in 2009 through 2012, $1.1 million in 2013 through 2017, and $0.1 million in 2018.

8. FAIR VALUE MEASUREMENTS - Effective January 1, 2008, the Company adopted FASB Statement of Financial Accounting Standard No.
157 “Fair Value Measurements.” Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of March 31, 2008:

Valuation Inputs	Investments in Securities	Options Written
Level 1 - Quoted prices	$1,300,069,297	$2,071,000
Level 2 - Other significant observable inputs	33,523,435	—
Total	$1,333,592,732	$2,071,000

	SHARES OR	SHARES OR
	PRINCIPAL AMOUNT	PRINCIPAL AMOUNT HELD
INCREASES	TRANSACTED	MARCH 31, 2008
NEW POSITION
BearingPoint, Inc.	—	1,000,000 (a)
ADDITIONS
The Allstate Corporation	40,000	330,000
American International Group, Inc.	85,000	450,000
Fidelity National Financial, Inc.	125,000	1,375,000
Heineken N.V.	85,000	385,000
MetLife, Inc.	15,000	265,000
Nelnet, Inc.	225,000	1,150,000
Nintendo Co., Ltd.	15,000	70,000
Textron Inc.	90,900	600,700 (b)
Weatherford International Ltd.	210,000	1,235,000
DECREASES
ELIMINATION
Talisman Energy Inc.	3,000,000	—
REDUCTIONS
Arch Capital Group, Ltd.	10,000	325,000
AXIS Capital Holdings Limited	160,000	205,000
Berkshire Hathaway Inc. Class A	15	200
Everest Re Group, Ltd.	25,000	315,000
General Motors Nova Scotia Finance Company 6.85% Guaranteed Notes due 10/15/08	$5,750,000	$13,750,000
Hewitt Associates, Inc. Class A	80,000	550,000
The Home Depot, Inc.	178,000	1,100,000
Microsoft Corporation	150,000	570,000
PartnerRe Ltd.	15,000	275,000
PepsiCo, Inc.	25,000	200,000
Sprint Nextel Corporation	440,000	480,000
The TJX Companies, Inc.	425,000	1,675,000
Transatlantic Holdings, Inc.	20,000	130,000

* Excludes transactions in Common and Preferred Stocks - Miscellaneous - Other.
(a)	Shares purchased in prior period and previously carried under Common and Preferred Stocks - Miscellaneous - Other.
(b)	Includes shares received from an assigned put option.

In addition to purchases of the Company’s Common Stock as set forth in Note 2 on page 10, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2007 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the
Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of
Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also,
Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the
SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.

On May 2, 2007, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the
Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s
Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on
Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS

Spencer Davidson, Chairman
Joseph T. Stewart, Jr., Lead Independent Director
Arthur G. Altschul, Jr.	Sidney R. Knafel
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	D. Ellen Shuman
Gerald M. Edelman	Raymond S. Troubh
John D. Gordan, III
OFFICERS

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Peter P. Donnelly, Vice-President & Trader
Sally A. Lynch, Vice-President
Eugene S. Stark, Vice-President, Administration &
Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary
SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
Company
INDEPENDENT AUDITORS	59 Maiden Lane
Ernst & Young LLP	New York, NY 10038
1-800-413-5499
CUSTODIAN	www.amstock.com
State Street Bank and
Trust Company

RESULTS OF THE ANNUAL MEETING
OF STOCKHOLDERS

The votes cast by stockholders at the Company’s annual
meeting held on April 16, 2008 were as follows:
	FOR	WITHHELD
Election of Directors:
Rodney B. Berens	32,146,361	673,972
Lewis B. Cullman	31,974,208	846,125
Spencer Davidson	32,145,128	675,205
Gerald M. Edelman	32,011,491	808,842
John D. Gordan, III	32,153,049	667,284
Daniel M. Neidich	32,116,147	704,186
D. Ellen Shuman	32,088,443	731,891
Joseph T. Stewart, Jr.	32,021,155	799,179
Raymond S. Troubh	32,025,320	795,013
Elected by holders of Preferred Stock:
Arthur G. Altschul, Jr.	7,013,725	114,636
Sidney R. Knafel	7,009,274	119,087
Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 2008:
For - 32,011,222;	Against - 512,275;	Abstain - 296,830